UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: August 9, 2023
(Date of earliest event reported)
Commission file number 001-36440

AVANOS MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		46-4987888
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)
5405 Windward Parkway
Suite 100 South
Alpharetta,	Georgia	30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (844) 428-2667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock - $0.01 Par Value	AVNS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01        Regulation FD Disclosure.
Following release by Avanos Medical, Inc. (the “Company”) of its results of operations for the second quarter ended June 30, 2023, a third party market information source incorrectly reported that the Company missed consensus for both revenue and non-GAAP adjusted diluted EPS for the three months ended June 30, 2023.
As previously stated in the Company’s earnings release issued on August 9, 2023 (the “Earnings Release”) and filed with the U.S. Securities and Exchange Commission as Exhibit 99.1 to Form 8-K on August 9, 2023, the Company has previously announced an agreement to divest substantially all of the assets primarily related to or used in the Company’s Respiratory Health (“RH”) business (the “Divestiture”). As a result of the Divestiture, the RH business’s operating results are reflected as discontinued operations in the Earnings Release for all periods presented. The Earnings Release reported that for the three months ended June 30, 2023, net sales from continuing operations were $169.4 million, diluted loss per share from continuing operations was $0.09 and adjusted diluted earnings per share from continuing operations were $0.24. However, the Earnings Release also reported that for the three months ended June 30, 2023, total net sales including the discontinued RH business were $199.8 million, and adjusted diluted earnings per share including the discontinued RH business was $0.37, both of which are ahead of consensus.
Certain financial measures included in this Current Report on Form 8-K have not been calculated in accordance with accounting principles generally accepted in the U.S., or GAAP, and are therefore referred to as non-GAAP financial measures. These non-GAAP financial measures are reconciled to their most directly comparable GAAP financial measures included in the financial tables attached to the Earnings Release.
Item 9.01        Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANOS MEDICAL, INC.

Date:	August 9, 2023	By:	/s/ Mojirade James
Mojirade James Senior Vice President and General Counsel